                                                    Exhibit 10.15


     AMENDMENT NO.  1 TO AMENDED AND RESTATED CREDIT AGREEMENT
     ---------------------------------------------------------

     This Amendment (this "Amendment") is entered into as of November 23, 1998 among Payless ShoeSource, Inc., a Missouri corporation (the "Company"), Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), a Delaware corporation ("Holdco"), Payless ShoeSource Finance, Inc. (formerly PSS Investment II, Inc.), a Nevada corporation ("Nevada"), the several financial institutions signatory hereto, and Bank of America National Trust and Savings Association, individually and as agent (the "Agent").

                             RECITALS
                             --------

     A. The Company, Holdco, Nevada, the Agent and certain financial institutions (the "Banks") are party to that certain Amended and Restated Multicurrency Credit Agreement dated as of May 22, 1998 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Company, Holdco, Nevada, the Agent and the undersigned Banks wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Amendment to Credit Agreement. Upon this Amendment becoming effective in accordance with Section 3 below, the Credit
Agreement shall be amended as follows:

          (a)  The definitions of "Level I Status", "Level II
Status", "Level III Status" and "Level IV Status" in Article I of the Credit Agreement are amended in their entirety to read as follows:

          "Level I Status" exists at any date if at such date the Fixed Charge Coverage Ratio is greater than 2.25:1.0 and Level IV
Status does not exist.

          "Level II Status" exists at any date if at such date the Fixed Charge Coverage Ratio is less than or equal to 2.25:1.0 but greater than 2.0:1.0 and Level IV Status does not exist.

          "Level III Status" exists at any date if at such date the Fixed Charge Coverage Ratio is less than or equal to 2.0:1.0 but greater than 1.75:1.0 and Level IV Status does not exist.

          "Level IV Status" exists at any date if at such date (a) the Fixed Charge Coverage Ratio is less than or equal to 1.75:1.0 or
(b) the ratio of (i) Total Debt to (ii) Total Capitalization is equal to or greater than 55%.

          (b) Section 2.12(b) of the Credit Agreement is amended in its entirety to read as follows:

                    "(b) Commitment and Utilization Fees. The Company shall pay to the Agent for the account of each Bank a commitment fee equal to the Applicable Commitment Fee Percentage times the actual daily unused portion of such Bank's Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent. For purposes hereof, each Bank's Commitment shall be deemed utilized to the extent of its Pro Rata Share of all outstanding Loans and L/C Obligations.
     Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter commencing with the first calendar quarter ending after the Closing Date through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; provided that, in connection with any reduction or termination of Commitments under Section 2.06, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met. The Company also agrees to pay to the Agent for the pro-rata account of each Bank a utilization fee for each day on which the Effective Amount of all Loans outstanding plus the Effective Amount of all L/C Obligations outstanding is greater than 50% of the aggregate Commitments, from the date hereof to and including the later of the Revolving Termination Date and the date all Loans and L/C Obligations are paid in full. Such utilization fee shall be equal to .05% multiplied by the aggregate outstanding Effective Amount of all Loans and L/C Obligations on such day and shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing December 31, 1998 through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date."

          (c) Section 2.13(b) of the Credit Agreement is amended in its entirety to read as follows:

                    "(b) For purposes of determining utilization of each Bank's Commitment in order to calculate the commitment fee and/or utilization fee due under subsection 2.12(b), the amount of any outstanding Offshore Currency Loan on any date shall be determined based upon the Dollar Equivalent amount as of the most recent Computation Date with respect to such Offshore
     Currency Loan."

          (d) Section 8.05(e) of the Credit Agreement shall be renumbered as Section 8.05(f) and amended in its entirety to read as follows:

                    "(f) Other Indebtedness of such Loan Party and its Subsidiaries so long as after giving pro forma effect to the incurrence of such Indebtedness as if such Indebtedness had been incurred on the last date of the most recently completed fiscal quarter the ratio of (i) Total Debt to (ii) Total Capitalization would not have been greater than 70%; provided, however, that the amount of such other Indebtedness which is Indebtedness of Subsidiaries (exclusive of Indebtedness of the Company or Nevada (so long as Nevada is not a Subsidiary of the Company) and Indebtedness owing to Holdco or its Subsidiaries) shall at no time exceed an amount equal to 5% of Holdco's Consolidated Tangible Net Worth at such time; provided further, however, that solely for purposes of computations under this subsection 8.05(e), all such other Indebtedness outstanding at the time of such incurrence shall be included in the definitions of "Total Debt" and "Total Capitalization"."

          (e) The word "and" shall be deleted at the end of Section 8.05(d) and a new Section 8.05(e) shall be added to the Credit
Agreement to read as follows:

                    "(e) Indebtedness of the Company of up to $200,000,000 which is private placement indebtedness so long as after giving pro forma effect to the incurrence of such Indebtedness as if such Indebtedness had been incurred on the last date of the most recently completed fiscal quarter the ratio of (i) Total Debt to
     (ii) Total Capitalization would not have been greater than 70%; provided however, that the covenants and conditions placed upon the Company pursuant to such private placement indebtedness, taken as a whole, shall be no more restrictive than those placed upon the Company by the Credit Agreement; provided further, that solely for purposes of computations under this subsection
     8.05(e), all such other Indebtedness outstanding at the time of such incurrence shall be included in the definitions of "Total
     Debt" and "Total Capitalization"; and "

          (f) Section 8.07(f) of the Credit Agreement shall be amended in its entirety to read as follows:

                    "(f)      Guaranty Obligations of such Loan Party or
     of any Guarantor with respect to any Indebtedness permitted pursuant to subsections 8.05(e) or (f);"

          (g) Section 8.12 of the Credit Agreement is amended in its entirety to read as follows:

          "8.12     Financial Covenants.

                    (a) Fixed Charge Coverage Ratio. For the period of four consecutive fiscal quarters ending on the last day of each fiscal quarter, Holdco shall not permit the Fixed Charge
     Coverage Ratio to be less than 1.60:1.0.

                    (b) Leverage Ratio. Holdco shall not permit the ratio of (i) Total Debt to (ii) Total Capitalization to be greater than 70% as of the last day of any fiscal quarter.

                    (c) Consolidated Tangible Net Worth. Holdco shall not permit Consolidated Tangible Net Worth as of the last day of any fiscal quarter to be less than $500,000,000."

          2. Representations and Warranties of the Company, Holdco and Nevada. Each of the Company, Holdco and Nevada represents and warrants that:

                    (a) The execution, delivery and performance by such party of this Amendment have been duly authorized by all necessary corporate action and this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

                    (b) Each of the representations and warranties contained in the Credit Agreement is true and correct on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); and

                    (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

          3. Effectiveness. This Amendment shall become effective upon the execution and delivery hereof by the Company, Holdco, Nevada and the Required Banks and the delivery to the Agent of the following documents and the satisfaction of the following conditions:

               (a) Reaffirmation of Subsidiary Guaranty. A reaffirmation of guaranty in the form of Exhibit A hereto duly executed by each of the Subsidiary Guarantors.

               (b) Reaffirmation of Parent Guaranty. A reaffirmation of guaranty in the form of Exhibit B hereto duly executed by each of the Parent Guarantors.

               (c) Bank Fees. The Company shall have paid to the Agent for the pro-rata benefit of each Bank consenting to this Amendment prior to October 29, 1998 an amendment fee equal to .05% of each such consenting Bank's Commitment.

          (d) Other Fees. The Company shall have paid to the Agent such other fees as shall have been separately agreed to between the Company and the Agent.

          4.   Reference to and Effect Upon the Credit Agreement.

          (a)  Except as specifically amended above, the Credit
Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5. Costs and Expenses. The Company hereby affirms its obligation under Section 11.04 of the Credit Agreement to reimburse the Agent for all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation and execution of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

          6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                     [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              PAYLESS SHOESOURCE, INC., (Formerly
                              Payless Shoesource Holdings, Inc.) a
                              Delaware corporation


                              By:    /s/ Steven J. Douglass
                                 ------------------------------------
                              Name:    Steven J. Douglass
                                   ----------------------------------
                              Title: Chairman and Chief Executive
                                    ---------------------------------
                                    Officer
                                    ---------------------------------



                              PAYLESS SHOESOURCE FINANCE, INC.
                              (formerly PSS INVESTMENT II, INC.), a
                              Nevada corporation


                              By:    /s/ Ullrich E. Porzig
                                 ------------------------------------
                              Name:    Ullrich E. Porzig
                                   ----------------------------------
                              Title: Senior Vice President and Chief
                                    ---------------------------------
                                    Financial Officer
                                    ---------------------------------


                              PAYLESS SHOESOURCE, INC.,
                              a Missouri corporation


                              By:    /s/ Steven J. Douglass
                                 ------------------------------------
                              Name:    Steven J. Douglass
                                   ----------------------------------
                              Title: Chairman and Chief Executive
                                    ---------------------------------
                                    Officer
                                    ---------------------------------

                              By:    /s/ Ullrich E. Porzig
                                 ------------------------------------
                              Name:    Ullrich E. Porzig
                                   ----------------------------------
                              Title: Senior Vice President and Chief
                                    ---------------------------------
                                    Financial Officer
                                    ---------------------------------

                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as a Bank


                              By:    /s/ Bridget A. Garavalia
                                 ------------------------------------
                              Name:    Bridget A. Garavalia
                                   ----------------------------------
                              Title:    Managing Director
                                    ---------------------------------


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION, as Agent


                              By:   /s/ Bridget A. Garavalia
                                 ------------------------------------
                              Name:    Bridget A. Garavalia
                                   ----------------------------------
                              Title:    Managing Director
                                    ---------------------------------


                              NATIONSBANK, N.A.


                              By:    /s/ Bridget A. Garavalia
                                 ------------------------------------
                              Name:    Bridget A. Garavalia
                                   ----------------------------------
                              Title:    Managing Director
                                    ---------------------------------


                              THE BANK OF NEW YORK


                              By:    /s/ Charlotte Sohn
                                 ------------------------------------
                              Name:    Charlotte Sohn
                                   ----------------------------------
                              Title:    Vice President
                                    ---------------------------------


                              COMMERCE BANK, N.A.

                              By:    /s/ Jeffrey R. Gray
                                 ------------------------------------
                              Name:    Jeffrey R. Gray
                                   ----------------------------------
                              Title:    Vice President
                                    ---------------------------------

                              FIRST UNION NATIONAL BANK

                              By:    /s/ Randal D. Southern
                                 ------------------------------------
                              Name:    Randal D. Southern
                                   ----------------------------------
                              Title:    Vice President
                                    ---------------------------------


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By:    /s/ Catherine A. Muszynski
                                 ------------------------------------
                              Name:    Catherine A. Muszynski
                                   ----------------------------------
                              Title:    Vice President
                                    ---------------------------------


                              WELLS FARGO BANK, N.A.


                              By:  /s/ Donald A. Hartmann and
                                 ------------------------------------
                                   /s/ Steven A. Newell
                                 ------------------------------------
                              Name:    Donald A. Hartmann and
                                   ----------------------------------
                                        Steven A. Newell
                                   ----------------------------------
                              Title:    Senior Vice President and
                                    ---------------------------------
                                    Assistant Vice President
                                    ---------------------------------


                              PNC BANK, NATIONAL ASSOCIATION


                              By:    /s/ James A. Wiehe
                                 ------------------------------------
                              Name:    James A. Wiehe
                                   ----------------------------------
                              Title:    Assistant Vice President
                                    ---------------------------------

                              UNION BANK OF CALIFORNIA, N.A.


                              By:    /s/ J. William Bloore
                                 ------------------------------------
                              Name:    J. William Bloore
                                   ----------------------------------
                              Title:    Vice President
                                    ---------------------------------


                              UMB BANK, n.a.


                              By:    /s/ Douglas F. Page
                                 ------------------------------------
                              Name:    Douglas F. Page
                                   ----------------------------------
                              Title:    Executive Vice President
                                    ---------------------------------


                              ROYAL BANK OF CANADA


                              By:    /s/ Karen T. Hull
                                 ------------------------------------
                              Name:    Karen T. Hull
                                   ----------------------------------
                              Title:    Retail Group Manager
                                    ---------------------------------


                              MARINE MIDLAND BANK


                              By:    /s/ Steven Trepiccione
                                 ------------------------------------
                              Name:    Steven Trepiccione
                                   ----------------------------------
                              Title: Vice President - Officer #9435
                                    ---------------------------------

                             EXHIBIT A
                             ---------

               REAFFIRMATION OF SUBSIDIARY GUARANTY
               ------------------------------------

          Each of the undersigned acknowledges receipt of a copy of Amendment No. 1 dated November 23, 1998 (the "Amendment") to the Amended and Restated Multicurrency Credit Agreement dated as of May 22, 1998, among Payless ShoeSource, Inc., Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), Payless ShoeSource Finance, Inc. (formerly PSS Investment II, Inc.), the several financial institutions from time to time party thereto (the "Banks") and Bank of America National Trust and Savings Association, as Agent for the Banks, consents to the Amendment and each of the Transactions referenced therein and hereby reaffirms obligations under the Subsidiary Guaranty dated as of April 22, 1996 in favor of Agent, and the Banks.




                         PAYLESS SHOESOURCE MERCHANDISING, INC.

                         By:   /s/ Michael S. Wilkes
                            -----------------------------------------
                         Title: President
                               --------------------------------------


                         PAYLESS SHOESOURCE DISTRIBUTION, INC.

                         By:    /s/ Charles P. Guardiola
                            -----------------------------------------
                         Title: President
                               --------------------------------------


                         PAYLESS SHOESOURCE WORLDWIDE, INC.

                         By:    /s/ H. Max Bennett
                            -----------------------------------------
                         Title: President
                               --------------------------------------

                            EXHIBIT B
                            ---------

                 REAFFIRMATION OF PARENT GUARANTY
                 --------------------------------

          Each of the undersigned acknowledges receipt of a copy of Amendment No. 1 dated November 23, 1998 (the "Amendment") to the Amended and Restated Multicurrency Credit Agreement dated as of May 22, 1998, among Payless ShoeSource, Inc., Payless ShoeSource, Inc. (formerly Payless ShoeSource Holdings, Inc.), Payless ShoeSource Finance, Inc. (formerly PSS Investment II, Inc.), the several financial institutions from time to time party thereto (the "Banks") and Bank of America National Trust and Savings Association, as Agent for the Banks, consents to the Amendment and each of the Transactions referenced therein and hereby reaffirms obligations under the Parent Guaranty dated as of May 11, 1998 in favor of Agent, and the Banks.


                    PAYLESS SHOESOURCE, INC.,
                    a Delaware corporation


                      /s/ Steven J. Douglass
                    -------------------------------------------------

                    By: Steven J. Douglass
                    Title: Chairman and Chief Executive Officer




                    PAYLESS SHOESOURCE FINANCE, INC.,
                    (f/k/a PSS Investment II, Inc.)
                    a Nevada corporation


                      /s/ Richard A. Jolosky
                    ------------------------------------------------

                    By: Richard A. Jolosky
                    Title: President














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